EXHIBIT 10.1

FIRST AMENDMENT TO CREDIT AND SECURITY AGREEMENT

This First Amendment to Credit AND SECURITY Agreement (this “Amendment”) is entered into as of December 18, 2012, by and among Frederick’s of Hollywood Group Inc., a New York corporation (“Group”), FOH Holdings, Inc., a Delaware corporation (“Parent”), Frederick’s of Hollywood Inc., a Delaware corporation (“Frederick’s”), Frederick’s of Hollywood Stores, Inc., a Nevada corporation (“Stores”), and Hollywood Mail Order, LLC, a Nevada limited liability company (“Mail Order” and together with Group, Parent, Frederick’s and Stores, each individually, a “Borrower”, and collectively, the “Borrowers”) and SALUS CAPITAL PARTNERS, LLC, as lender (“Salus”).

Recitals

A.           The Borrowers and Salus are party to that certain Credit and Security Agreement dated as of May 31, 2012 (as amended, supplemented, modified and in effect from time to time, the “Credit and Security Agreement”), pursuant to which Salus has agreed, subject to the terms and conditions set forth therein, to make certain loans and provide other financial accommodations to the Borrowers. Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Credit and Security Agreement.

B.            Salus desires to assign a portion of its rights and obligations under the Credit and Security Agreement and Salus and the Borrowers have agreed to amend certain provisions of the Credit and Security Agreement to provide for multiple lenders on the terms and conditions expressly set forth herein.

Agreement

Now, Therefore, in consideration of the foregoing recitals and the mutual covenants herein set forth and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, the Borrowers and Salus hereby agree as follows:

1.            Ratification and Reaffirmation of Obligations and Liens.

(a)          The Borrowers hereby ratify and reaffirm the validity and enforceability of all of the Obligations and of the Credit and Security Agreement and the other Loan Documents, and agrees that their obligations under the Credit and Security Agreement, the other Loan Documents and this Amendment are their legal, valid and binding obligations enforceable against them in accordance with the respective terms thereof. The Borrowers further acknowledge and agree that, as of the date hereof, they have no defense (whether legal or equitable), set-off or counterclaim to the payment or performance of the Obligations in accordance with the terms of the Credit and Security Agreement and the other Loan Documents.

(b)          The Borrowers hereby ratify and reaffirm all of the liens and security interests heretofore granted pursuant to the Credit and Security Agreement and the other Loan Documents as collateral security for the Obligations incurred pursuant to the Credit and Security Agreement and the other Loan Documents, and acknowledge that all of such liens and security interests, and all collateral heretofore pledged as security for such indebtedness, continue to be and remain collateral for such indebtedness from and after the date hereof.

2.            Amendments to Credit and Security Agreement.

(a)          The introductory paragraph is hereby deleted in its entirety and the following is substituted in its stead:

“This CREDIT AND SECURITY AGREEMENT (“Agreement”), dated as of May 31, 2012, and is entered into by and among Frederick’s of Hollywood Group Inc., a New York corporation (“Group”), FOH Holdings, Inc., a Delaware corporation (“Parent”), Frederick’s of Hollywood Inc., a Delaware corporation (“Frederick’s”), Frederick’s of Hollywood Stores, Inc., a Nevada corporation (“Stores”), and Hollywood Mail Order, LLC, a Nevada limited liability company (“Mail Order” and together with Group, Parent, Frederick’s and Stores, each individually, a “Borrower”, and collectively, the “Borrowers”), and the lenders party hereto from time to time (the “Lenders” and each a “Lender”).

(b)          Each reference to “Lender” in the Credit and Security Agreement and the other Loan Documents shall be deemed to reference “each Lender” or “Lenders” as the context requires.

3.            Representations and Warranties. The Borrowers represent, warrant and covenant that:

(a)           the execution, delivery and performance of this Amendment, the Credit and Security Agreement and the other Loan Documents, and the transactions contemplated hereunder and thereunder, are all within Borrowers’ corporate and limited liability company powers, as applicable, have been duly authorized and are not in contravention of law or the terms of Borrowers’ organization documents, or any indenture, agreement or undertaking to which any Borrower is a party or by which any Borrower or its property is bound;

(b)          no event or circumstance has occurred and is continuing that would constitute a Default or an Event of Default;

(c)          Borrowers have read and fully understand each of the terms and conditions of this Amendment and are entering into this Amendment freely and voluntarily, without duress, after having had an opportunity for consultation with independent counsel of its own selection and not in reliance upon any representations, warranties or agreements made by any Lender and not set forth in this Amendment; and

(d)          all information delivered by Borrowers to Lender is true and correct in all material respects.

4.            Confirmation and Re-Grant of Security Interests. The Borrowers hereby (a) confirm to the Lenders that, without limiting the generality of the Credit and Security Agreement and the other Loan Documents, the Credit and Security Agreement and the other Loan Documents establish in favor of each Lender, a first-priority, perfected, continuing security interest in all of the Borrowers’ right, title and interest in, to and under all of the Borrowers’ personal property and interests in such personal property, wherever located and whether now existing or hereafter arising or acquired from time to time and (b) re-grant, re-pledge and re-assign to the Lender a continuing security interest in the Collateral as security for the payment and performance in full of all the Obligations.

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5.            Further Assurances. The Borrowers shall take such further actions, and execute and deliver to the Lenders such additional assignments, agreements, supplements, powers and instruments, as each Lender may deem reasonably necessary or appropriate, wherever required by law, in order to perfect, preserve and protect the security interest in the Collateral and the rights and interests granted to the Lenders under the Credit and Security Agreement and the other Loan Documents, or to permit the Lenders to exercise and enforce their rights, powers and remedies with respect to any Collateral. Without limiting the generality of the foregoing, but subject to applicable law, the Borrowers shall make, execute endorse, acknowledge, file or refile and/or deliver to each Lender from time to time upon request such lists, descriptions and designations of the Collateral, copies of warehouse receipts, receipts in the nature of warehouse receipts, bills of lading, documents of title, vouchers, invoices, schedules confirmatory assignments, supplements, additional security agreements, conveyances, financing statements, transfer endorsements, powers of attorney, certificates, reports, and other assurances or instruments.

6.            Full Force and Effect; Entire Agreement. Except to the extent expressly provided in this Amendment, the terms and conditions of the Credit and Security Agreement and each other Loan Document shall remain in full force and effect. This Amendment, the Credit and Security Agreement and the other Loan Documents constitute and contain the entire agreement of the parties hereto and supersede any and all prior agreements, negotiations, correspondence, understandings and communications between the parties, whether written or oral, respecting the subject matter hereof.

7.            Counterparts; Effectiveness. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts taken together shall constitute but one and the same instrument. Delivery of an executed counterparty of a signature page of this Amendment by telecopy or other electronic means shall be as effective as delivery of a manually executed counterpart of this Amendment.

8.            No Third Parties Benefited. This Amendment is made and entered into for the sole benefit of the Borrowers and the Lenders, and their permitted successors and assigns, and except as otherwise expressly provided in this Amendment, no other Person shall be a direct or indirect legal beneficiary of, or have any direct or indirect cause of action or claim in connection with, this Amendment.

9.            Governing Law. THIS AMENDMENT AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AMENDMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAW PRINCIPLES THEREOF.

10.          Severability. In case any provision in or obligation under this Amendment shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

[SIGNATURE PAGES FOLLOW.]

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In Witness Whereof, each of the parties hereto has caused this Amendment to be executed and delivered by its duly authorized officer as of the date first written above.

BORROWERS:

FREDERICK’S OF HOLLYWOOD GROUP INC.

By:	/s/ Thomas Rende
Thomas Rende
Chief Financial Officer

FOH HOLDINGS, INC.

By:	/s/ Thomas Rende
Thomas Rende
Chief Financial Officer

FREDERICK’S OF HOLLYWOOD, INC.

By:	/s/ Thomas Rende
Thomas Rende
Chief Financial Officer

FREDERICK’S OF HOLLYWOOD STORES, INC.

By:	/s/ Thomas Rende
Thomas Rende
Chief Financial Officer

HOLLYWOOD MAIL ORDER, LLC

By:	/s/ Thomas Rende
Thomas Rende
Chief Financial Officer

[Signature Page to First Amendment]

LENDER:

SALUS CAPITAL PARTNERS, LLC

By:	/s/ Andrew H. Moser
Name: Andrew H. Moser
Title: Authorized Signatory

[Signature Page to First Amendment]